VERTICAL COMPUTER SYSTEMS, INC.
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
EXHIBIT 99.3.A
MARCH 31, 2000


                                                         VERTICAL          SCIENTIFIC
                                                         COMPUTER             FUEL                                        PRO FORMA
                                                         SYSTEMS          TECHNOLOGIES       ELIMINATION    PRO FORMA      BALANCE
                                                        (UNAUDITED)        (UNAUDITED)         ENTRIES      ADJUSTMENT      SHEET
ASSETS
CURRENT ASSETS
Cash and cash equivalents                               $ 10,124,228    $        200                                    $ 10,124,428
Trade accounts receivable                                      7,372                                                           7,372
Other accounts receivable                                     20,091                                                          20,091
Receivable from related party                                 30,249                                                          30,249
Subscription receivable                                       35,933                                                          35,933
Prepaid expenses                                              72,623                                                          72,623
                                                     -------------------------------------------------------------------------------
                                                          10,290,496                                              --      10,290,696
Property and equipment, net                                  127,832                                                         127,832
Notes receivable                                             861,700                                                         861,700
Other assets                                                  17,987                                                          17,987
                                                     ===============================================================================
                                                        $ 11,298,015    $        200         $       --    $      --    $ 11,298,215
                                                     ===============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses                         48,915                                                          48,915
Due to officers                                                6,066           1,000                                           7,066
Dividend payable                                              34,891                                                          34,891
Deferred revenue                                               5,000                                                           5,000
                                                    --------------------------------------------------------------------------------
                                                              94,872           1,000              --              --          95,872

Stockholders' equity
Preferred stock, Series A, Series B and Series C                  82                                                              82
Common stock, $.00001 par value, 1,000,000,000                 7,356          10,000         (10,000)             20           7,376
shares authorized, 735,642,520 shares issued and
outstanding at March 31, 2000 (737,642,520 pro forma)
Notes receivable from shareholder                           (178,786)                                                      (178,786)
Additional paid-in capital                                11,907,202                                             (20)     11,907,182
Retained earnings (deficit)                                 (532,711)        (10,800)         10,000                       (533,511)
                                                    --------------------------------------------------------------------------------
                                                          11,203,143            (800)             --              --      11,202,343
                                                    ================================================================================
                                                        $ 11,298,015    $        200         $    --       $      --    $ 11,298,215
                                                    ================================================================================

The adjustment records the issuance of 2,000,000 common shares of Vertical Computer Systems to acquire 100% of Scientific Fuel Technologies. Only nominal assets were acquired.